                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders.

ANNUAL REPORT

DECEMBER 31, 2007

     Worldwide Insurance Trust

             WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2007, and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Real Estate Fund returned 0.89% for the twelve months ended December 31, 2007. The Fund significantly outperformed the -7.27% total return posted by the Fund’s benchmark index, the S&P Citigroup World Property Index.1 The Fund lagged the broader stock market’s annual total return of 5.49%, as measured by the S&P 500 Index.2

This annual period marks the first time in which real estate investments (as measured by the benchmark index) lagged the general stock market after seven consecutive years of outperformance. Until 2007, global real estate stocks provided something of a haven from the vagaries of stock and bond markets. But in the year just concluded, the fallout from the subprime mortgage turmoil in the U.S. mushroomed, credit tightened, and profits from real estate both in the U.S. and abroad began to fall.

As has been the case since 2005, global real estate investments outperformed domestic real estate companies during 2007, as indicated by the -16.82% decline of the Morgan Stanley Capital International (MSCI) US REIT Index.3 Indeed, global demand for real estate property companies and REITs* remained solid during the period, given that they remain one of the few ways to invest directly in commercial real estate. In addition to providing opportunities for growth, they offer attractive income potential and are generally more liquid than direct investments in property.

The Worldwide Real Estate Fund takes a global approach to real estate investing. At the end of December 2007, 57.9% of the Fund’s assets were invested outside of the U.S. As the Fund has international exposure, we are able to seek out the world’s most compelling real estate investments, which continue to expand. REITs or REIT-like structures today operate in more than twenty countries, and listed real estate companies operate in many more. We expect this trend to continue.

During the annual period, the U.K. introduced a REIT structure for the first time. Finland joined the list of countries seeking to introduce a REIT structure, and legislation regarding REITs, or their European equivalents, moved ahead in Germany, Italy and France. The Netherlands proposed legislation to update its Dutch REIT structure. Spain’s ruling Socialist party announced in November that it would include a proposal to introduce REITs in its campaign for parliamentary elections in March 2008. As much as US$50 billion of Russian real estate assets could go public in 2008, as that country’s economic boom lifts property values, according to the Financial Times.

Market and Economic Review

The new year began well for real estate companies, driven in part by a surge in merger and acquisition (M&A) activity that included two of the largest REITs—Equity Office Properties (EOP) and Archstone-Smith Trust (ASN)—being taken private early in 2007 for approximately $34 billion and $20 billion, respectively. But after eight consecutive months of strong performance, real estate companies generally struggled during February along with the late-month pullback in the broader equity market. REIT valuations had become stretched, as rising share prices produced smaller dividend yields and higher valuation multiples relative to other investment sectors. From March through May, the sector generated muted returns, as concerns about rising interest rates, declining profits, lower dividend yields and already priced-in earnings prospects dominated.

Premium REIT valuations, combined with the credit crisis that arose during the summer as fallout from the subprime mortgage turmoil roiled the broader financial markets, then led to a significant decline in REIT share prices. Despite a brief rebound from August through October, as real estate companies responded to anticipated and then actual interest rate cuts by the U.S. Federal Reserve Board (“the Fed”), there was generally a great deal of profit-taking during the second half of the year, as investors worried about the potential for slower economic growth and about increased borrowing costs for REITs. The crisis in the credit markets had

*

A real estate investment trust (REIT) is a company, usually traded publicly, that manages a portfolio of real estate and/or mortgages and is required to distribute substantially all of its income to its shareholders.

Worldwide Real Estate Fund

also dried up financing for highly leveraged real estate transactions, which had been a primary driver of higher real estate prices during the year or so prior.

On the positive side, it is important to note that the decline in REIT share prices was driven primarily by contractions in valuation multiples. Earnings and dividends for most REITs continued to grow during the annual period albeit at a slowed pace. In fact, we saw little change during the annual period in property operating fundamentals, and REIT share prices fell farther than the price changes of the REITs’ underlying properties. Overbuilding, which was a characteristic of some previous real estate downturns, has not been a factor in the market. Also, the 10-year U.S. Treasury yield fell from 4.70% on December 29, 2006 to 4.03% on December 31, 2007, as the Fed cut interest rates in an effort to help ease credit concerns. As a result, we believe REIT valuations were more attractive at the end of the annual period than they had been for some time, even as uncertainty regarding economic growth and the credit markets continued to weigh on the sector. For example, 30 out of 40 REITs listed on the Tokyo Stock Exchange were trading below their net asset value at the end of the year, according to Bloomberg calculations. Also, U.K. REITs were trading at a 34% discount to net asset value due to dire outlooks for re-pricing of real estate there. U.S. REITs were trading at a 15% discount to net asset value at the end of the year. In turn, even with debt markets largely seized up, merger and acquisition activity remained brisk across all three major real estate regions. For example, from January through October 2007, 22 deals had taken place in the U.S. and Canada alone, totaling US$104 billion with a weighted average premium on announcement of 19%.

Indeed, then, even with the slump, investors continued to embrace real estate investments in select markets during the annual period. Asian real estate stocks were by far the strongest of the three major real estate regions for the period, with the region as a whole generating solid double-digit positive returns. Hong Kong advanced most as its market benefited significantly from the U.S. interest rate cuts; Singapore followed. Japan was the only market in the region to produce negative returns. North American and European real estate stocks lost ground. In North America, Canadian stocks eked out modest gains, significantly outpacing the negative results of U.S. companies. That said, within the U.S., there was wide divergence among the asset class’ sub-sectors. For example, hotel, self-storage, apartment, diversified, office and retail REITs materially declined for the twelve-month period, but health care and industrial REITs posted gains. Within Europe, which fell the most, results were nevertheless mixed. The smaller markets of Belgium and Norway also performed well. However, U.K. real estate companies dragged down the region most, broadly hurt by concerns over the housing slowdown and mortgage market troubles within the nation. The major markets of Sweden and France also performed poorly as did several smaller markets.

Fund Review

The Fund posted impressive relative returns due primarily to effective geographical allocation and individual stock selection. In terms of its regional weightings, the Fund concentrated most of its investment in the U.S. during the period (34.1% of Fund net assets as of December 31, 2007), followed by China/Hong Kong (14.7%) and then Japan (11.8%). Despite strong M&A activity, the U.S. real estate market was weak, impacted most by ongoing turmoil in the subprime mortgage market. Thus, the Fund’s modestly underweighted exposure to U.S. real estate companies compared to the benchmark index helped the Fund’s performance a bit. Within its allocation to U.S. real estate companies, the Fund’s marginal exposure to apartment REITs, which performed poorly, further boosted its relative results. On the other hand, an overweighted position in the hotel sub-sector, which lost ground, detracted. A slightly underweighted allocation to the stronger-performing industrial sector also detracted from Fund results, though to a lesser degree.

A shift from a significantly underweighted exposure to an overweighted position in China/Hong Kong real estate equities added to the Fund’s relative

Worldwide Real Estate Fund

results. Hong Kong and China were each among the top five performing markets within the Fund’s benchmark index for the annual period. Similarly, the Fund’s positioning in Japan helped the Fund’s relative performance. The Fund had an overweighted allocation to Japanese real estate stocks during the first half of the year when Japan was a strong market. We then shifted to a modestly underweighted position in Japanese real estate stocks, a prudent strategy given Japan’s weak performance during the second half of the year.

Elsewhere, benefiting the Fund’s relative performance was its underweighted allocation to the poorly-performing U.K. real estate market (3.2% of Fund net assets). Finally, the Fund was helped by having no exposure to the Spanish real estate market, having eliminated its position in the prior fiscal year. Spain, along with the U.K., had led the European boom over the last several years and was among the most hurt by the recent slump.

On an individual stock basis, one of the top contributors to the Fund’s performance for the period was Sun Hung Kai Properties (1.5% of Fund net assets), whose shares gained 88.4% over the twelve months. Sun Hung Kai Properties’ shares were bolstered by steady pricing and strong volumes in the Hong Kong housing market. Also, in October, the company announced plans, well-received by the market, to raise HK$10.9 billion by selling new shares to investors in order to fund property development and investment projects, particularly in mainland China. Another strong performer for the Fund during the annual period was Philippine developer Megaworld (3.1% of Fund net assets), whose shares climbed approximately 84.9%, boosted primarily by payment of its biggest ever dividend and its first cash payout. Hong Kong-based real estate operator and developer Tian An China Investment (3.7% of Fund net assets) was also a top performer, with its shares advancing 87.1%. Tian An China Investment benefited most from rising property prices in Hong Kong. Record stock prices and a four-year economic expansion in Hong Kong have boosted buying power there. Plus, mainland Chinese businesses looking across the border for property investments were feeding demand. Tian An China Investments also performed well, as investors reassessed the value perceived in the company’s assets. Tian An China benefits from having one of the most diversified landbanks among developers in the region with potential development plots across 19 Chinese cities and a wider range of products than its peers, including residential, office, commercial and industrial properties.

Of course, there were disappointments as well. Detracting from the Fund’s relative results were SRE Group, Goldcrest and Sumitomo Realty & Development (2.6%, 1.2% and 3.4% of Fund net assets, respectively). Hong Kong’s SRE Group (formerly Shanghai Real Estate) saw its shares decline 25.9%, despite the company’s announced acquisition of a prime site in Shenyang. Japan’s Goldcrest shares and Sumitomo Realty & Development shares fell 41.8% and 23.3%, respectively. As mentioned, Japan’s real estate market was weak during the second half of the year in particular. One reason was that regulations to boost investor protection went into effect in Japan on September 30, raising compliance costs.

During the first half of the year, we eliminated the Fund’s position in U.S. subprime mortgage provider New Century Financial and in Australia’s Multiplex Group. Toward the end of the annual period, we deployed some of the Fund’s built-up cash position, as the market sell-off had created several attractive buying opportunities, especially given expectations of further U.S. interest rate cuts. We established or added to positions in Mexico’s Desarrolladora Homex (1.7% of Fund net assets), Bermuda’s Nordic American Tanker Shipping (2.3% of Fund net assets), Canada’s Timberwest Forest (1.9% of Fund net assets), and the U.S.’ Prologis, iStar Financial and Home Inns & Hotel Management, the latter of which is a U.S. company operating primarily in China (4.0%, 1.8% and 1.9% of Fund net assets, respectively).

It is important to remember that as a diversified portfolio of global real estate securities, the Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets

Worldwide Real Estate Fund

as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remained concentrated in North American real estate companies, we reduced the Fund’s exposure to U.S. companies over the annual period, and we continued to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends. We intend to continue to seek exposure to non-traditional real estate companies that offer potential downside protection based on its assets wherever they may be.

* * *

In our view, the decline in real estate over 2007 appears to be setting the stage for a buying opportunity—but probably not until mid-2008, as we believe the correction has likely not yet run its course. As the economy slows and uncertainty about the extent of the declines in commercial real estate pricing remains impacted by the fallout of subprime mortgage and credit market troubles, real estate companies may continue to struggle over the first half of 2008. Valuations have declined significantly from their peak levels, but remained, at the end of 2007, above their historical norms. Of course, should the U.S. economy in particular avoid a recession or credit markets re-open ahead of expectations, then the real estate sector may rebound sooner than we anticipate.

Overall, we believe REITs continue to be one of the most effective ways to invest directly in real estate. In addition to providing opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property. Real estate investments can also provide attractive diversification benefits to an investment portfolio.

We appreciate your continued investment in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund’s investments are subject to the risks associated with investments in the real estate market and REITS. These risks could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. The Fund is subject to risks associated with investments in emerging market securities, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

Samuel R. Halpert
Investment Team Member

January 25, 2008

Worldwide Real Estate Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

2 The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrial, utility, financial and transportation sectors.

3 The MSCI (Morgan Stanley Capital International) US REIT Index is calculated with dividends reinvested. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Top Sectors** as of December 31, 2007 (unaudited)

Diversified	38.1%
Apartments	13.0
Hotels and Motels	10.1
Office	7.8
Industrial	6.4
Land	4.3
Forest Products	1.9
Regional Malls	1.4
Storage	1.4
Other	8.2
Money Market Fund	7.4

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

Worldwide Real Estate Fund
Top Ten Equity Holdings as of December 31, 2007* (unaudited)

Mitsubishi Estate Co. Ltd.
(Japan, 4.9%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Mesabi Trust
(U.S., 4.3%)

Mesabi Trust owns mining rights on taconite properties in Minnesota. The trust conserves and protects the trust estate and collects and distributes the income to certificate holders.

Post Properties, Inc.
(U.S., 4.3%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Prologis
(U.S., 4.0%)

Prologis provides distribution facilities and services. The company has distribution facilities owned, managed and under development in various markets throughout North America, Europe and Asia.

Denny’s Corp.
(U.S., 3.9%)

Denny’s is a full-service family restaurant chain, operating directly and through franchisees. The company’s restaurants operate under the Denny’s name in the United States, Canada, Costa Rica, Guam, Mexico, New Zealand and Puerto Rico.

Tian An China Investment
(Hong Kong, 3.7%)

Tian An China Investment, through its subsidiaries, develops and manages properties and provides agency services. The company also sells construction materials.

Sumitomo Realty & Development Co. Ltd.
(Japan, 3.4%)

Sumitomo Realty & Development develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Lodgian, Inc.
(U.S., 3.3%)

Lodgian owns and operates full and mid-priced hotels in the United States and Canada. The company operates hotels under franchises such as Holiday Inn, Marriott, Hilton and Crowne Plaza.

Lend Lease Corp. Ltd.
(Australia, 3.2%)

Lend Lease provides real estate project management, project design, project financing and construction services along with property development. The company also provides real estate investment management services and serves clients that invest in real estate equity or debt. The group also services commercial real estate loans.

Hang Lung Properties Ltd.
(Hong Kong, 3.1%)

Hang Lung Properties, through its subsidiaries, invests in, develops, and manages properties. The Company also manages parking lots.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

Worldwide Real Estate Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the S&P Citigroup World Property Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Real Estate Fund (Initial Class)
vs. S&P Citigroup World Property Index and
Standard & Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Van Eck Worldwide Real Estate Fund (Initial Class)[1]	0.89%	23.97%	11.75%
S&P Citigroup World Property Index	-7.27%	23.53%	11.95%
Standard & Poor’s 500 Index	5.49%	12.81%	5.90%

Van Eck Worldwide Real Estate Fund (Class R1)
vs. S&P Citigroup World Property Index and
Standard & Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Van Eck Worldwide Real Estate Fund (Class R1)[1]	0.95%	22.22%
S&P Citigroup World Property Index	-7.27%	21.08%
Standard & Poor’s 500 Index	5.49%	10.00%

1         Inception date for the Van Eck Worldwide Real Estate Fund was 6/23/97 (Initial Class) and 5/1/04 (Class R1); index returns are calculated as of nearest month end (6/30/97 and 4/30/04, respectively).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

The Standard and Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

Worldwide Real Estate Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007- December 31, 2007

Initial Class	Actual	$1,000.00	$943.00	$5.44
	Hypothetical**	$1,000.00	$1,019.61	$5.65

Class R1	Actual	$1,000.00	$943.30	$5.49
	Hypothetical**	$1,000.00	$1,019.56	$5.70

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.11% on Initial Class Shares and 1.12% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half-year period).

**	Assumes annual return of 5% before expenses.

Worldwide Real Estate Fund Schedule of Investments December 31, 2007

Number of Shares		Value

COMMON STOCKS: 92.0%
Argentina: 1.8%
35,000	IRSA Inversiones y
	Representaciones (GDR) *	$508,550

Australia: 3.3%
61,324	Lend Lease Corp. Ltd. #	925,990

Bermuda: 2.3%
20,000	Nordic American Tanker
	Shipping Ltd. †	656,400

Canada: 8.6%
33,375	Brookfield Properties Corp. (USD)	642,469
70,800	Killam Properties, Inc.	660,690
36,800	Mainstreet Equity Corp. *	592,857
26,800	Timberwest Forest Corp.,
	Stapled Units	399,169
10,000	Timberwest Forest Corp.,
	Stapled Units R	148,944

		2,444,129

China/Hong Kong: 14.7%
30,000	Cheung Kong Holdings Ltd. #	548,084
200,000	Hang Lung Properties Ltd. #	893,611
15,000	Home Inns & Hotels
	Management, Inc. (ADR) * †	534,600
3,000,000	SRE Group #	754,490
20,000	Sun Hung Kai Properties Ltd. #	420,071
720,000	Tian An China Investment Co. Ltd. #	1,004,655
120,000	Tian An China Investment Co. Ltd.
	Warrants * # (HKD 10, expiring
	1/2/10)	55,375

		4,210,886

France: 1.0%
1,250	Unibail - Rodamco #	273,913

Germany: 1.7%
15,000	IVG Immobilien AG #	495,106

India: 0.7%
28,000	Hirco PLC (GBP) * #	209,817

Indonesia: 1.7%
20,000,000	Kawasan Industri Jababeka
	Tbk PT * #	480,849

Italy: 0.8%
200,000	Beni Stabili S.p.A. #	216,991

Number of Shares		Value

Japan: 11.8%
12,000	Goldcrest Co. Ltd. † #	$354,178
59,000	Mitsubishi Estate Co. Ltd. #	1,405,672
30,000	Mitsui Fudosan Co. Ltd. #	646,994
40,000	Sumitomo Realty & Development
	Co. Ltd. #	978,243

		3,385,087

Mexico: 1.7%
10,000	Desarrolladora Homex S.A.
	de C.V. (ADR)* †	494,500

Philippines: 3.1%
10,000,000	Megaworld Corp. #	892,253

Thailand: 0.7%
305,600	Ticon Industrial Connection PCL	187,796

Ukraine: 0.8%
8,400	XXI Century Investments Public
	Ltd. (GBP) * #	239,240

United Kingdom: 3.2%
32,160	British Land Co. PLC #	603,083
10,562	Land Securities Group PLC #	316,516

		919,599

United States: 34.1%
10,000	Apartment Investment &
	Management Co. (Class A ) †	347,300
9,000	Boston Properties, Inc.	826,290
300,000	Denny’s Corp. *†	1,125,000
10,000	General Growth Properties, Inc. †	411,800
3,061	Host Hotels & Resorts, Inc. †	52,159
20,000	iStar Financial †	521,000
10,000	Liberty Property Trust †	288,100
84,400	Lodgian, Inc. * †	950,344
59,900	Mesabi Trust †	1,230,945
20,000	MVC Capital, Inc.	322,800
35,000	Post Properties, Inc. †	1,229,200
18,000	Prologis	1,140,840
5,500	Public Storage, Inc.	403,755
5,000	SL Green Realty Corp. †	467,300
10,000	Starwood Hotels & Resorts
	Worldwide, Inc.
	(Paired Certificate) †	440,300

		9,757,133

Total Common Stocks
(Cost: $17,926,271)		26,298,239

See Notes to Financial Statements

Worldwide Real Estate Fund
Schedule of Investments
December 31, 2007 (continued)

Number of Shares		Value

	MONEY MARKET FUND: 7.5%
	(Cost: $2,094,215)
	AIM Treasury Portfolio -
2,094,215	Institutional Class	$2,094,215

	Total Investments Before Collateral for
	Securities Loaned: 99.5%
	(Cost: $20,020,486)	28,392,454

	SHORT TERM INVESTMENT
	HELD AS COLLATERAL FOR
	SECURITIES LOANED: 25.5%
	(Cost: $7,289,858)
	State Street Navigator
	Securities Lending
7,289,858	Prime Portfolio	7,289,858

	Total Investments: 125.0%
	(Cost: $27,310,344)	35,682,312
	Liabilities in excess of other assets: (25.0)%	(7,085,996)

	NET ASSETS: 100.0%	$28,596,316

Restricted security held by the Fund is as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Timberwest
Forest Corp.	1/24/02	10,000	$69,361	$148,944	0.5%

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Apartments	13.0%	$3,678,725
Diversified	38.1	10,807,584
Forest Products	1.9	548,113
Hotels and Motels	10.1	2,869,656
Industrial	6.4	1,809,485
Land	4.3	1,230,945
Office	7.8	2,224,159
Regional Malls	1.4	411,800
Storage	1.4	403,755
Other	8.2	2,314,017

Total Common Stocks	92.6	26,298,239
Money Market Fund	7.4	2,094,215

	100.0%	$28,392,454

ADR	-	American Depositary Receipt
GBP	-	British Pound
GDR	-	Global Depositary Receipt
HKD	-	Hong Kong Dollar
USD	-	United States Dollar

*	-	Non-income producing

†	-	Security fully or partially on loan. Total market value of securities loaned is $6,948,918.

#	-

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $11,659,756, which represented 40.8% of net assets.

R	-

All or a portion of the security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the security is considered liquid and the market value amounted to $148,944 or 0.5% of net assets.

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value (Cost $20,020,486) - including $6,948,918 of securities loaned	$28,392,454
Short term investment held as collateral for securities loaned (Cost: $7,289,858)	7,289,858
Receivables:
Shares of beneficial interest sold	144,393
Dividends and interest	181,928
Prepaid expenses	10,586

Total assets	36,019,219

Liabilities:
Payables:
Shares of beneficial interest redeemed	13,964
Collateral for securities loaned	7,289,858
Due to Custodian	21,101
Due to Adviser	23,377
Deferred Trustee fees	1,901
Accrued expenses	72,702

Total liabilities	7,422,903

NET ASSETS	$28,596,316

Initial Class Shares:
Net Assets	$20,851,488

Shares of beneficial interest outstanding	1,234,211

Net asset value, redemption and offering price per share	$16.89

Class R1 Shares:
Net Assets	$7,744,828

Shares of beneficial interest outstanding	461,030

Net asset value, redemption and offering price per share	$16.80

Net Assets consist of:
Aggregate paid in capital	$16,219,974
Unrealized appreciation of investments and foreign currency transactions	8,370,593
Undistributed net investment income	334,651
Undistributed net realized gain on investments	3,671,098

$28,596,316

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Operations
Year Ended December 31, 2007

Income:
Dividends (net of foreign taxes withheld of $17,120)		$644,387
Interest		148,114
Securities lending income		13,194

Total income		805,695
Expenses:
Management fees	$316,896
Professional fees	43,227
Reports to shareholders	31,271
Custodian fees	17,457
Transfer agent fees — Class R1 Shares	11,961
Transfer agent fees — Initial Class Shares	11,953
Insurance	5,416
Trustees’ fees and expenses	4,359
Interest	592
Other	5,992

Total expenses	449,124
Expenses assumed by the Adviser	(99,759)

Net expenses		349,365

Net investment income		456,330

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		3,500,726
Net realized gain from foreign currency transactions		12,285
Net change in unrealized appreciation (depreciation) of investments		(3,738,547)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(248)

Net realized and unrealized loss on investments		(225,784)

Net Increase in Net Assets Resulting from Operations		$230,546

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2007	2006

Operations:
Net investment income	$456,330	$518,827
Net realized gain on investments and foreign currency transactions	3,513,011	2,953,736
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	(3,738,795)	3,255,063

Net increase in net assets resulting from operations	230,546	6,727,626

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(242,726)	(266,382)
Class R1 Shares	(79,744)	(89,065)

	(322,470)	(355,447)

Distributions from net realized capital gains
Initial Class Shares	(2,338,459)	(4,961,274)
Class R1 Shares	(768,268)	(1,658,797)

	(3,106,727)	(6,620,071)

Total dividends and distributions	(3,429,197)	(6,975,518)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	9,554,384	9,109,665
Class R1 Shares	2,457,333	1,551,608

	12,011,717	10,661,273

Reinvestment of dividends and distributions
Initial Class Shares	2,581,185	5,227,656
Class R1 Shares	848,012	1,747,862

	3,429,197	6,975,518

Cost of shares redeemed
Initial Class Shares	(10,974,435)	(8,565,745)
Class R1 Shares	(1,820,806)	(1,364,011)
Redemption fees	265	165

	(12,794,976)	(9,929,591)

Net increase in net assets resulting from share transactions	2,645,938	7,707,200

Total increase (decrease) in net assets	(552,713)	7,459,308

Net Assets:
Beginning of year	29,149,029	21,689,721

End of year (including undistributed net investment income of $334,651 and $418,096, respectively)	$28,596,316	$29,149,029

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	526,492	546,279
Shares reinvested	147,749	339,458
Shares redeemed	(613,840)	(504,855)

Net increase	60,401	380,883

Class R1 Shares:
Shares sold	137,861	93,089
Shares reinvested	48,821	114,090
Shares redeemed	(101,972)	(82,348)

Net increase	84,710	124,831

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$18.83	$20.78	$17.75	$13.24	$10.07

Income (Loss) From Investment Operations:
Net Investment Income	0.27	0.32	0.73	0.49	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	4.58	2.86	4.24	3.06

Total from Investment Operations	0.24	4.90	3.59	4.73	3.39

Less:
Dividends from Net Investment Income	(0.21)	(0.35)	(0.38)	(0.22)	(0.22)
Distributions from Net Realized Capital Gains	(1.97)	(6.50)	(0.18)	—	—

Total Dividends and Distributions	(2.18)	(6.85)	(0.56)	(0.22)	(0.22)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net Asset Value, End of Year	$16.89	$18.83	$20.78	$17.75	$13.24

Total Return (a)	0.89%	30.92%	21.01%	36.21%	34.50%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$20,851	$22,099	$16,479	$28,163	$19,344
Ratio of Gross Expenses to Average Net Assets	1.39%	1.36%	1.36%	1.45%	1.49%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.20%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.43%	2.11%	1.99%	3.52%	2.68%
Portfolio Turnover Rate	35%	26%	22%	29%	19%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets for all periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares

	Year Ended December 31,			For the Period May 1, 2004* Through December 31,

	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$18.73	$20.72	$17.70	$13.55

Income (Loss) From Investment Operations:
Net Investment Income	0.27	0.32	0.41	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	4.54	3.17	3.97

Total from Investment Operations	0.25	4.86	3.58	4.15

Less:
Dividends from Net Investment Income	(0.21)	(0.35)	(0.38)	—
Distributions from Net Realized Capital Gains	(1.97)	(6.50)	(0.18)	—

Total Dividends and Distributions	(2.18)	(6.85)	(0.56)	—

Redemption fees	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$16.80	$18.73	$20.72	$17.70

Total Return (a)	0.95%	30.81%	21.01%	30.63	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$7,745	$7,050	$5,210	$2,915
Ratio of Gross Expenses to Average Net Assets	1.49%	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income to Average Net Assets	1.46%	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	35%	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets for all periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements
December 31, 2007

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and distributions to shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corp. (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except for interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2007, the Adviser assumed expenses in the amount of $99,759. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Note 4—Investments—For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $10,303,607 and $11,749,218, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2007 was $28,150,979 and net unrealized appreciation aggregated $7,531,333, of which $8,367,078 related to appreciated securities and $835,745 related to depreciated securities.

At December 31, 2007, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,711,935
Undistributed long term capital gains	3,136,745
Post-October losses	(166)
Other temporary difference	(2,130)
Unrealized appreciation	7,529,957

Total	$12,376,341

In accordance with Federal income tax regulations, the Fund elected to defer $166 of realized foreign currency losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on January 1, 2008.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Year Ended December 31,

	2007	2006

Ordinary income	$330,336	$870,794
Long term capital gains	3,098,861	6,104,724

Total	$3,429,197	$6,975,518

During 2007, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $217,305 and increased undistributed realized gain by $217,305. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions and investments in Real Estate Investment Trusts.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2007, the aggregate shareholder accounts of three insurance companies own approximately 36%, 31% and 26% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At December 31, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2007, there were no borrowings by the Fund under the Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2007, the market value of securities loaned was $6,948,918, and the related collateral for securities on loan was $7,289,858.

Note 12—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 13—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Note 14—Subsequent Event—A dividend of $0.70 per share from net investment income and a distribution of $2.26 per share from net realized capital gains ($0.35 per share short-term and $1.91 per share long-term) were paid on January 31, 2008 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2008 with a reinvestment date of January 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Van Eck Worldwide Insurance Trust and
the Shareholders of Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2008

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex [3]

Independent Trustees:

Jon Lukomnik 51‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies.	9	None

Jane DiRenzo Pigott 50‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director, MetLife Investment Funds, Inc.; Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 60‡¶	Trustee since March 2006	Investment Adviser, Torray LLC, January 2008 to present; Managing Partner, Rockledge Partners LLC, 2003 to 2007; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 54‡¶	Vice Chairman and Trustee since June 2004	Vice Chairman, W. P. Stewart & Co., Inc., September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48‡¶	Chairman and Trustee since 1994	President and CEO, SmartBrief.com	17	None

Robert L. Stelzl 62‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address [1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Charles T. Cameron 47	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President since 2004

President, Van Eck Associates Corporation and President, Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 – March 2003; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, Mackenzie Investment Management Inc., April 1985 – December 2002. President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 – December 2002; Chairman/Director/ President, Ivy Mackenzie Services Corporation, June 1993 – December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer since 2006

Chief Compliance Officer, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since January 2007; Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April 2005 – December 2006; Second Vice President, Investment Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager, Audits, Grant Thornton, December 1993 – January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 – December 1993; Officer of three other investment companies advised by the Adviser.

Joseph J. McBrien 59	Senior Vice President and Secretary since 2005

Senior Vice President, General Counsel and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 – November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer since December 2006

Vice President, Van Eck Associates Corporation since November 2006; Vice President and Director of Mutual Fund Accounting and Administration, PFPC, March 2000 to November 2006; First Vice President and Treasurer, Zweig Mutual Funds, March 1995 to December 1999; Vice President and Director of Mutual Fund Accounting and Administration, The Bank of New York, December 1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Jonathan R. Simon 33	Vice President and Assistant Secretary since 2006

Vice President, Associate General Counsel, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp. since August 2006, Associate, Schulte Roth & Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard & Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 52	Senior Vice President and Chief Financial Officer since 1985

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President since 2004

Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President since 2005

Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corp.; Director and President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $168,000 for 2007 and $161,600 for 2006.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $23,111 for 2007 and $19,250 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 4, 2008
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date March 4, 2008
     -------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date March 4, 2008
     -------------